EXHIBIT 10.113



                                    SCHEDULE
                   (for differences between Exhibit 10.104 and
            substantially identical documents not filed as exhibits)

                    Information on 10 substantially identical
                     Deeds of Trust dated September 8, 2000
                  With First Union National Bank as Beneficiary

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Location of Hotel              Instrument                                       Grantor                               Trustee
-----------------              ----------                                       -------                               -------

Atlanta/Cumberland, Georgia    Deed to Secure Debt and Security Agreement       Apple Suites SPE I, Inc.               None
Ridgeland, Mississippi         Deed of Trust and Security Agreement             Apple Suites SPE I, Inc.               TRSTE, Inc.
Baltimore, Maryland            Deed of Trust, Assignment of Leases and          Apple Suites SPE II, Inc.              TRSTE, Inc.
                               Rents, Security Agreement and Fixture Filing
Atlanta/Norcross, Georgia      Deed to Secure Debt and Security Agreement       Apple Suites SPE II, Inc.              None
Detroit, Michigan              Mortgage                                         Apple Suites SPE II, Inc.              None
Richmond, Virginia             Deed of Trust and Security Agreement             Apple Suites SPE II, Inc.              TRSTE, Inc.
Clearwater, Florida            Mortgage and Security Agreement                  Apple Suites SPE II, Inc.              None
Irving, Texas                  Deed of Trust and Security Agreement             Apple Suites REIT Limited Partnership  TRSTE, Inc.
Plano, Texas                   Deed of Trust and Security Agreement             Apple Suites REIT Limited Partnership  TRSTE, Inc.
Addison, Texas                 Deed of Trust and Security Agreement             Apple Suites REIT Limited Partnership  TRSTE, Inc.

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